Exhibit 10.28

AMENDMENT III

TO THE REINSURANCE AGREEMENT

BETWEEN

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

(Referred to in this Amendment as the Company)

AND

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(Referred to in this Amendment as the Reinsurer)

This Amendment III is to be attached to and made a part of the Automatic YRT Reinsurance Agreement which became effective October 1, 2005.  All provisions of the Reinsurance Agreement not in conflict with the provisions of this Amendment III shall remain unchanged.

As of the effective date of this Amendment III, the following shall replace Exhibit B-1 — Plans Covered in its entirety.

EXHIBIT B-1

PLANS COVERED

This Agreement provides for reinsurance of the Company’s Single Premium Deferred Annuities (SPDAs) and Flexible Premium Deferred Annuities (FPDAs), with the plan codes listed below.

All such plans issued and in-force as of the Effective Date of the Agreement and all such plans issued on or after the Effective Date are reinsured under the Agreement.

With respect to plans reinsured with EquiTrust Life Insurance Company as of the Effective Date of this Agreement, the Agreement provides reinsurance on the portion of such plans not reinsured with EquiTrust Life Insurance Company.

Plan Codes

ACCUMULATOR	FPDA-3 7.3	I-2001TX	INDEX-26	SNF ACC55
BN PROCEED	FPDA-3 REV	I-2001TX-5	INDEX-27	SNF ACCUM
BRAVO	FPDA-3FL	I-2002	INDEX-27IN	SPDA-1
BRAVO 2003	FPDA-3IN	I-2002 REV	INDEX-28	SPDA-1(3%)
CUMULATOR	FPDA-3TX	I-25 (REV)	INDEX-28IN	SPDA-1PA
F-3FLREV	FPDA-4	I-27 (REV)	INDEX-28KY	SPDA-1PLUS
F-3INREV	FPDA-4PA	I-27REV IN	INDEX-29	SPDA-1SNF
F-3REVTX	FPDA-4SNF	I-27REV KY	INDEX-30	SPDA-1UT
FPD22.25IN	FPDA-5	I-29 (REV)	INDEX-3-05	SPDA-2
FPD32.25IN	FPDA5 2.25	IDX-1-05IN	INDEX-30IN	SPDA-2(3%)

AUTOMATIC YRT
HA-AEIL-05
June 29, 2009	AMENDMENT III

FPD72.25IN	FPDA5225IN	IDX-1-05KY	INDEX-30KY	SPDA-2PA
FPD82.25IN	FPDA-5FL	IDX-26 7.5	INDEX-4	SPDA-2SNF
FPDA-1	FPDA-5PLUS	IDX-4-05TX	INDEX-4-05	SPDA-5
FPDA-1(3%)	FPDA-6	INDEX	INDEX-5	STRETCH
FPDA-10	FPDA-6FL	INDEX-1	INDEX-5-05	SUPER-7
FPDA-10SNF	FPDA-6TX	INDEX-2	INDEX-6	SUPER-7REV
FPDA-10TX	FPDA-7	INDEX-10	INDEX-6SNF	SUPER-7TX
FPDA-10VA	FPDA7 2.25	INDEX-1-05	INDEX-6TX	SUPR7 2.25
FPDA-11	FPDA-8	INDEX-12	INDEX-8	SUPR7225IN
FPDA-11SNF	FPDA8 2.25	INDEX-13	INDEX-T03	FPD11NOMVA
FPDA-11TX	FPDA-PD2	INDEX-15	INDEXP3	FPDA-10PA
FPDA-1PA	GFIR	INDEX-16	INDEXP3FL	FPDA-10WA
FPDA-1SNF	GFIR2-3	INDEX-17	INDEXP3-PA	INDEX-6-05
FPDA-2	GFIR-5	INDEX-18	INDEXP3TX	IDX-6-05-1
FPDA2 2.25	I-19 (REV)	INDEX-19	INDX-2	INDEX-2-06
FPDA2-2001	I-19 REV7	INDEX-22	INDX-I	FPDA-10IN
FPDA-2PLUS	I-2000	INDEX-23	INDX-IIN	FPDA-12
FPDA-2TX	I-2000TX	INDEX-24	INDX-IPA	IDX1-07FL
FPDA-3	I-2000TX-5	INDEX-25	INDX-ITX	IX107ELFL
FPDA3 2.25	I-2001	INDEX-25WA	S-7TXREV
IDX-1-07ELB	IDX-1-07LB	INDEX 1-07	IX107LBFL

EXHIBIT E

EXPERIENCE REFUND CALCULATION

The method of calculation of the Experience Refund Amount is described below.

Define the following terms in respect of each Reinsured Policy:

RP is the Reinsurance Premium for the quarter, calculated in accordance with Exhibit D;

FV is the fund value of the policy at the beginning of the quarter;

RS is the Reinsurer’s Share, as specified in Exhibit A;

SC is the surrender charge applicable to the policy at the beginning of the quarter (or policy date if later);

CA is the Claim Amount on the policy in the quarter, where the Claim Amount is as defined in Exhibit B-2;

CR is the Claim Reimbursement on the policy in the quarter, where the Claim Reimbursement is as defined in Exhibit B-2;

Calculate the Reinsurance Gain (RG) on the policy as:

RG = RP - (CA - CR)

Calculate the Reinsurance Risk Charge (RRC) for the policy as:

RRC = FV × RS × SC × (0.1 + 0.02) × 0.0125

Calculate the Total Reinsurance Gain (TRG) and Total Reinsurance Risk Charge (TRRC) as the sum of the values of RG and RRC, calculated as described above, for all the Reinsured Policies.

The Experience Account Balance at the end of the quarter (EABt) is defined as:

EABt = min[0, (EABt-1 × 1.03) + TRG - TRRC]

where EABt-1 is the Experience Account Balance at the end of the previous quarter (or zero if the Experience Refund Calculation is being done for the first time).

For quarters ending December 31, 2012 and prior, the Experience Refund Amount (ERA) for the quarter is given by:

ERA = max [0, (EABt-1 x 1.03) + TRG – TRRC]

For quarters ending after December 31, 2012, the Experience Refund Amount (ERA) is zero.

EXECUTION

In witness of the above, this Amendment III is signed in duplicate at the dates and places indicated with an effective date of April 1, 2009.

HANNOVER LIFE REASSURANCE COMPANY OF		AMERICAN EQUITY INVESTMENT LIFE
AMERICA		INSURANCE COMPANY
ORLANDO, FLORIDA		WEST DES MOINES, IOWA

DATE:	JUNE 29, 2009	DATE:	JUNE 29, 2009

BY:	/S/ GARY L. GRAY	BY:	/S/ JOHN M. MATOVINA

TITLE:	VICE PRESIDENT	TITLE:	EVP & CFO

BY:	/S/ JEFFREY R. BURT	WITNESS:	/S/ JUDITH A. NAANEP

TITLE:	EVP